enstargroup.com ENSTAR GROUP LIMITED Investor Financial Supplement March 31, 2021

| enstargroup.com 2 Table of Contents Page Explanatory Notes 3 Financial Highlights 5 Recent Transactions 6 Book Value Per Share 7 Book Value & Share Price Performance 8 Summary Balance Sheets 9 Summary Earnings Statements 10 Earnings Per Share 11 Non-GAAP Operating Income 12 Reserve/Claims Savings 13 Investment Composition - GAAP 14 Investment Performance - GAAP 15 Investment Composition - Non-GAAP 16 Investment Composition - Non-GAAP Reconciliation 17 Capital Position & Credit Ratings 18 Consolidated Results by Segment 19

| enstargroup.com 3 Explanatory Notes About Enstar Enstar is a NASDAQ-listed leading global insurance group that offers innovative capital release solutions through its network of group companies in Bermuda, the United States, the United Kingdom, Continental Europe, Australia, and other international locations. A market leader in completing legacy acquisitions, Enstar has acquired over 100 companies and portfolios since its formation in 2001. For further information about Enstar, see www.enstargroup.com. Basis of Presentation In this Investor Financial Supplement, the terms "we," "us," "our," "Enstar," or "the Company" refer to Enstar Group Limited and its consolidated subsidiaries. All information contained herein is unaudited. Unless otherwise noted, amounts are in thousands of U.S. Dollars, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This investor financial supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by Enstar with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Segment change During the first quarter of 2021, we revised our segment structure to align with how our chief operating decision maker who was determined to be our Chief Executive Officer, views our business, assesses performance and allocates resources to our business components. Effective January 1, 2021, our business is organized into three reportable segments: (i) Run-off: consists of our acquired property and casualty and other non-life (re)insurance business and the StarStone International business (from January 1, 2021) following our decision to place it into formal run-off. This segment also includes our consulting and management business, which manages the run-off portfolios of third parties through our service companies. Management’s primary objective with respect to the Run-off segment is to generate reserve/claims savings over time by settling claims in a timely, cost efficient manner using our internal claims management expertise. (ii) Investments: consists of our investment portfolio, excluding those investable assets attributable to our Legacy Underwriting segment. Management’s primary objective of the Investments segment is to maximize total returns generated from our investment portfolio while maintaining high quality investments that meet the duration characteristics of our liabilities. (iii) Legacy Underwriting: consists of businesses that are no longer core to our operations. Prior to January 1, 2021, this segment comprised SGL No. 1's 25% net share of Atrium's Syndicate 609 business at Lloyd’s and StarStone International (through December 31, 2020). From January 1, 2021, this segment comprises SGL No.1's 25% gross share of the 2020 and prior underwriting years of Atrium's Syndicate 609 at Lloyd's, offset by the contractual transfer of the results to the Atrium entities that were divested in the Exchange Transaction. There is no net retention for Enstar on Atrium's 2020 and prior underwriting years. In addition, our corporate and other activities, which do not qualify as an operating segment, includes income and expense items that are not directly attributable to our reportable segments. These include, (a) holding company income and expenses, (b) the amortization of deferred charge assets and deferred gain liabilities on retroactive reinsurance contracts, (c) the amortization of fair value adjustments recorded on our business acquisitions, (d) changes in the fair value of assets and liabilities related to our assumed retroactive reinsurance contracts for which we have elected the fair value option, (e) corporate expenses not allocated to our reportable segments, (f) debt servicing costs, (g) net foreign exchange (gains) losses, (h) gains (losses) arising on the sale of subsidiaries (if any), (i) income tax benefit (expense), (j) net earnings (losses) from discontinued operations, net of income tax (if any), (k) net (earnings) loss attributable to noncontrolling interest, and (l) preferred share dividends. Following the re-organization of our reportable segments during the first quarter of 2021 as detailed above, we restated the prior period comparatives to conform with the current period presentation. Discontinued Operations On June 10, 2020, we announced an agreement to recapitalize StarStone US Holdings, Inc. and its subsidiaries ("StarStone U.S.") and appoint a new management team and Board. As part of the recapitalization, we entered into a definitive agreement to sell StarStone U.S. to Core Specialty Insurance Holdings, Inc. ("Core Specialty"), a newly formed entity with equity backing from funds managed by SkyKnight Capital, L.P., Dragoneer Investment Group and Aquiline Capital Partners LLC. As a result, in the second quarter of 2020, the results of Starstone U.S. were retrospectively reclassified to net earnings (loss) from discontinued operations on our condensed consolidated statement of earnings for all periods presented. Non-GAAP Operating Income (Loss) Attributable to Enstar Ordinary Shareholders In addition to presenting net earnings (loss) attributable to Enstar ordinary shareholders and diluted earnings (loss) per ordinary share determined in accordance with U.S. GAAP, we believe that presenting non-GAAP operating income (loss) attributable to Enstar ordinary shareholders and diluted non-GAAP operating income (loss) per ordinary share, both of which are non- GAAP financial measures as defined in SEC Regulation G, provides investors with valuable measures of our performance. Non-GAAP operating income (loss) is net earnings attributable to Enstar ordinary shareholders excluding: (i) net realized and unrealized (gains) losses on fixed maturity investments and funds held - directly managed included in net earnings (loss), (ii) change in fair value of insurance contracts for which we have elected the fair value option, (iii) (gain) loss on sale of subsidiaries, if any, (vi) net (earnings) loss from discontinued operations, if any, (v) tax effect of these adjustments where applicable, and (vi) attribution of share of adjustments to noncontrolling interest where applicable. We eliminate the impact of net realized and unrealized (gains) losses on fixed maturity investments and funds held - directly managed, included in net earnings (loss), and change in fair value of insurance contracts for which we have elected the fair value option because these items are subject to significant fluctuations in fair value from period to period, driven primarily by market conditions and general economic conditions, and therefore their impact on our earnings is not reflective of the performance of our core operations.

| enstargroup.com 4 Explanatory Notes (continued) We eliminate the impact of (gain) loss on sale of subsidiaries and net earnings (loss) from discontinued operations because these are also not reflective of the performance of our core operations. Diluted Non-GAAP operating income (loss) per ordinary share is diluted net earnings per ordinary share excluding the per diluted share amounts of each of the adjustments used to calculate non-GAAP operating income (loss). Reserve/Claims Savings - Non-GAAP Reserve/Claims Savings is a non-GAAP measure calculated using components of amounts determined in accordance with U.S. GAAP for our Run-off segment. Reserve/Claims Savings is calculated by adding (i) the reduction (increase) in estimates of net ultimate losses relating to prior periods, included in net incurred losses and LAE, and (ii) the reduction (increase) in estimates of ultimate net defendant asbestos and environmental (“Defendant A&E”) liabilities relating to prior periods, included in other income (expense). Because the reduction (increase) in estimates of ultimate Defendant A&E liabilities for prior periods is presented as a component of other income (expense) in our consolidated statement of earnings, there is not a U.S. GAAP measure that is directly comparable to Reserve/Claims Savings presented on a non-GAAP basis. However, we believe Reserve/Claims Savings provides investors with a meaningful measure of claims management performance within our Run-off segment that is consistent with management’s view of the business because it combines the reduction (increase) in estimates of net ultimate losses related to our direct exposure to certain acquired asbestos and environmental liabilities with the reduction (increase) in estimates of net ultimate losses related to liabilities that we have insured. For a reconciliation showing the calculation of Reserve/Claims Savings using the applicable components of amounts determined in accordance with U.S. GAAP for our Run-off segment, refer to “Reserve/Claims Savings” on Page 13. Investment Composition - Non-GAAP In certain instances, U.S. GAAP requirements result in classifications of our investment assets that may not correspond to management’s view of the underlying economic exposure of a particular investment. As such, we have prepared a non-GAAP view of our invested assets based on our assessment of the underlying economic exposure of each investment, which is consistent with the manner in which management views our investment portfolio composition. GAAP requires, in part, that invested assets be classified based upon the legal form of the investment without regard to the underlying economic exposure. Management’s view “looks through” the legal form of an investment and aggregates the classification based upon the underlying economic exposure of each investment. For example: 1. Enstar has certain private equity funds, privately held equity (which are direct investments in companies), private credit funds and real estate equity funds that are collectively held in a limited partnership. U.S. GAAP requires that the investment be classified as “Private equity funds” within “Other Investments.” For management reporting purposes, we disaggregate private equity funds, privately held equity, private credit funds and real estate equity funds and present them separately based on the underlying investment. 2. Enstar has certain public equity investments that are held directly on its balance sheet and some that are held in a fund. U.S. GAAP requires that the investment on our balance sheet be classified as “Equities” in our financial statements. Public equity held in fund format is classified as “Equity funds” within “Other Investments”. For management reporting purposes, we have aggregated all directly held public equity and public equity funds into one line item “Equities.” 3. Enstar has certain investments in public shares of exchange traded funds (“ETF”) where the underlying exposure of the ETF is an investment in investment grade fixed income securities. U.S. GAAP requires that the investment be classified as “Equities”. For management reporting, we have classified the investment as “Bond/loan funds.” 4. Enstar has certain investments in public equity investments where the underlying investments are CLO mezzanine debt. For management reporting purposes, we have classified these investments as “Bond/loan funds.” 5. Enstar has certain investments in direct CLO equities and some in fund format. For management reporting purposes, we have aggregated all CLO equities into one line item of “CLO equities.” We believe these non-GAAP measures enable readers of our consolidated financial statements to analyze our results in a way that is more aligned with the manner in which our management measures our underlying performance. We believe that presenting these non-GAAP financial measures, which may be defined and calculated differently by other companies, improves the understanding of our consolidated results of operations. These measures should not be viewed as substitutes for those calculated in accordance with U.S. GAAP. Cautionary Statement This investor financial supplement contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements regarding the intent, belief or current expectations of Enstar and its management team. Investors are cautioned that any such forward-looking statements speak only as of the date they are made, are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors, including the ongoing COVID-19 pandemic and the related uncertainty and volatility in the financial markets. Important risk factors regarding Enstar can be found under the heading "Risk Factors" in our Form 10-K for the year ended December 31, 2020 and are incorporated herein by reference. Furthermore, Enstar undertakes no obligation to update any written or oral forward-looking statements or publicly announce any updates or revisions to any of the forward-looking statements contained herein, to reflect any change in its expectations with regard thereto or any change in events, conditions, circumstances or assumptions underlying such statements, except as required by law.

Financial Highlights

ENSTAR

	Three Months Ended	
	March 31, 2021	March 31, 2020
Key Earnings Metrics		
Net earnings (loss) attributable to Enstar ordinary shareholders	$ 183,197	$ (516,821)
Non-GAAP operating income (loss) attributable to Enstar ordinary shareholders [1]	$ 283,730	$ (337,804)
Basic net earnings (loss) per ordinary share	$ 8.50	$ (23.98)
Diluted net earnings (loss) per ordinary share	$ 8.38	$ (23.98)
Diluted non-GAAP operating income (loss) per ordinary share [1]	$ 12.98	$ (15.68)
Key Run-off Metric		
Reduction in estimates of net ultimate losses - prior periods	$ 25,367	$ 27,563
Reduction in estimates of net ultimate defendant A&E liabilities - prior periods	9,552	24,915
Total reserve / claims savings [1]	$ 34,919	$ 52,478
Key Investment Return Metrics		
Net investment income	$ 62,089	$ 74,714
Net realized gains	6,139	3,211
Net unrealized losses, trading	(26,927)	(632,272)
Total investment return included in net earnings	$ 41,301	$ (554,347)
Unrealized losses, on fixed income securities, AFS, net of reclassification adjustments excluding foreign exchange	(105,458)	(49,637)
Total investment return	$ (64,157)	$ (603,984)
Total investable assets	$ 18,211,130	$ 13,751,736
Annualized investment book yield	1.86 %	2.54 %
Investment return included in net earnings	0.24 %	(4.13)%
Total investment return	(0.38)%	(4.50)%
Earnings from equity method investments	$ 118,031	$ 12,450
Key Shareholder Metrics		
Ordinary shareholders' equity	$ 6,250,776	$ 3,766,599
Total Enstar shareholders' equity	$ 6,760,776	$ 4,276,599
Basic book value per ordinary share	$ 288.99	$ 174.75
Fully diluted book value per ordinary share	$ 284.72	$ 172.83
Change in fully diluted book value per ordinary share	1.3 %	(12.7)%
Annualized GAAP return on opening ordinary shareholder equity	11.9 %	(47.7)%
Ordinary shares repurchased under repurchase program:		
Shares	18,003	92,510
Cost	$ 4,225	$ 12,526
Average price per share	$ 234.70	$ 135.40
Total ordinary shares outstanding	21,629,529	21,554,120
Fully diluted ordinary shares outstanding	21,954,460	21,910,278
Key Balance Sheet Metrics		
Total assets	$ 22,059,792	$ 19,580,177
Debt obligations	$ 1,363,515	$ 1,541,554
Total liabilities	$ 15,111,558	$ 14,897,400
Total investable assets to ordinary shareholders' equity	2.91x	3.65x
Debt to total capitalization attributable to Enstar	16.8 %	26.5 %

(1) Non-GAAP financial measure, refer to the explanatory notes on Pages 3 and 4 for further details. See also Page 13 for a reconciliation of these measures to the most directly comparable GAAP measures.

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Recent Transactions

ENSTAR

2021 Transactions Signed or Completed between April 1, 2021 and May 7, 2021	Date Completed	Initial Estimate of Liabilities Assumed (in thousands of U.S. dollars)		Primary Nature of Business
AXA Group [1]	Completed on May 3, 2021	$	1,395,000	LPT and ADC of a diversified mix of global casualty and professional lines
ProSight [1]	Announced on January 15, 2021	$	500,000	LPT of U.S. discontinued workers' compensation and excess workers' compensation lines of business and ADC on a diversified mix of general liability classes of business

2021 Transactions Completed Between January 1, 2021 and March 31, 2021	Date Completed		Total Assets Assumed		Deferred Charge Asset [2]		Total Liabilities Assumed		Net Fair Value Adjustment [3]	Primary Nature of Business
			(in thousands of U.S. dollars)							
CNA	February 5, 2021	$	651,736		$105,479	$	757,215		N/A	LPT of U.S. excess workers' compensation liabilities
Liberty Mutual	January 8, 2021	$	363,159		$25,402	$	388,561		N/A	LPT of U.S. energy liability, construction liability and homebuilders liability

2020 Completed Transactions	Date Completed		Total Assets Assumed		Deferred Charge Asset [2]		Total Liabilities Assumed		Net Fair Value Adjustment [3]	Primary Nature of Business
			(in thousands of U.S. dollars)							
Hannover Re	August 6, 2020	$	182,498		N/A	$	209,713	$	(27,215)	Novation of U.S. asbestos, environmental and workers' compensation liabilities
Munich Re	July 1, 2020	$	100,956		N/A	$	100,956		N/A	Business Transfer of Australian public liability, professional liability and builders' warranty liabilities
AXA Group [4]	June 1, 2020	$	179,681		N/A	$	179,681		N/A	LPT of U.S. construction general liability
Aspen	June 1, 2020	$	770,000	$	11,746	$	781,746		N/A	ADC on a diversified mix of property, liability and specialty lines of business across the U.S., U.K. and Europe
Lyft	March 31, 2020	$	465,000		N/A	$	465,000		N/A	LPT of U.S. motor liabilities

(1) As of March 31, 2021, the retroactive reinsurance agreements with AXA Group and ProSight had not closed; therefore, the related balances were not included in our unaudited condensed consolidated financial statements as of March 31, 2021.
(2) Where the estimated ultimate losses payable exceed the premium consideration received at the inception of the agreement, a deferred charge asset is recorded.
(3) When the fair value option is elected for any retroactive reinsurance agreement, an initial net fair value adjustment is recorded at the inception of the agreement.
(4) Effective October 1, 2020, we ceded 10% of the AXA Group transaction to Enhanzed Reinsurance Ltd., in which we have an investment, on the same terms and conditions as those received by us.

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| enstargroup.com 7 Book Value Per Share March 31, 2021 December 31, 2020 Numerator: Total Enstar shareholder's equity $ 6,760,776 $ 6,674,395 Less: Series D and E preferred shares 510,000 510,000 Total Enstar ordinary shareholders' equity (A) 6,250,776 6,164,395 Proceeds from assumed conversion of warrants(1) — 20,229 Numerator for fully diluted book value per ordinary share calculations (B) $ 6,250,776 $ 6,184,624 Denominator: Ordinary shares outstanding (C) (2) 21,629,529 21,519,602 Effect of dilutive securities: Share-based compensation plans (3) 324,931 298,095 Warrants(1) — 175,901 Fully diluted ordinary shares outstanding (D) 21,954,460 21,993,598 Book value per ordinary share: Basic book value per ordinary share = (A) / (C) $ 288.99 $ 286.45 Fully diluted book value per ordinary share = (B) / (D) $ 284.72 $ 281.20 Growth in Fully Diluted Book Value Per Share $71.68 $82.97 $93.30 $105.20 $119.22 $129.65 $143.68 $159.19 $155.94 $197.93 $281.20 $284.72 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 YTD 2021 $0 $50 $100 $150 $200 $250 $300 (1) Warrants to acquire 175,901 Series C Non-Voting Ordinary Shares for an exercise price of $115.00 per share were exercised on a cashless basis during the three months ended March 31, 2021, which resulted in a total of 89,590 Series C Non-Voting Ordinary Shares being issued in the period. As of March 31, 2021, there were no warrants outstanding following the exercise described above. (2) Ordinary shares outstanding includes voting and non-voting shares but excludes ordinary shares held in the Enstar Group Limited Employee Benefit Trust (the "EB Trust") in respect of awards made under our Joint Share Ownership Plan, a sub-plan to our Amended and Restated 2016 Equity Incentive Plan (the "JSOP"). (3) Share-based dilutive securities include restricted shares, restricted share units, and performance share units ("PSUs"). The amounts for PSUs, and for ordinary shares held in the EB Trust in respect of the JSOP, are adjusted at the end of each period end to reflect the latest estimated performance multipliers for the respective awards. The JSOP shares did not have a dilutive effect as at March 31, 2021.

| enstargroup.com 8 Book Value & Share Price Performance (1) Source: S&P Market Intelligence Comparison of 10 Year Cumulative Total Return & Fully Diluted BVPS Enstar Fully Diluted BVPS ESGR Share Price (1) S&P 500 (1) S&P Insurance Index (1) 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 YTD 2021 (50)% —% 50% 100% 150% 200% 250% 300% 350%

Summary Balance Sheets

ENSTAR

	March 31, 2021	December 31, 2020
ASSETS		
Short-term and fixed maturity investments, trading	$ 4,322,902	$ 4,600,021
Short-term and fixed maturity investments, AFS	4,657,127	3,658,895
Funds held - directly managed	1,016,531	1,074,890
Other investments, including equities	5,617,614	5,090,829
Equity method investments	938,618	832,295
Total investments	16,552,792	15,256,930
Cash and restricted cash	995,693	1,373,116
Premiums receivable	420,944	405,793
Reinsurance balances recoverable	2,050,295	2,089,163
Insurance balances recoverable	248,010	249,652
Funds held by reinsured companies	662,645	635,819
Other assets	1,129,413	925,533
Assets held for sale	—	711,278
TOTAL ASSETS	$ 22,059,792	$ 21,647,284
LIABILITIES		
Losses and loss adjustment expenses	$ 11,427,420	$ 10,593,282
Defendant asbestos and environmental liabilities	691,557	706,329
Insurance and reinsurance balances payable	610,323	494,412
Debt obligations	1,363,515	1,373,259
Other liabilities	1,018,743	942,905
Liabilities held for sale	—	483,657
TOTAL LIABILITIES	15,111,558	14,593,844
COMMITMENTS AND CONTINGENCIES		
REDEEMABLE NONCONTROLLING INTEREST	174,803	365,436
SHAREHOLDERS' EQUITY		
Ordinary shareholders' equity [(1)]	6,250,776	6,164,395
Series D & E preferred shares	510,000	510,000
Total Enstar shareholders' equity	6,760,776	6,674,395
Noncontrolling interest	12,655	13,609
TOTAL SHAREHOLDERS' EQUITY	6,773,431	6,688,004
TOTAL LIABILITIES, REDEEMABLE NONCONTROLLING INTEREST AND SHAREHOLDERS' EQUITY	$ 22,059,792	$ 21,647,284

[(1)] Ordinary shareholders' equity includes voting ordinary shares, non-voting convertible ordinary Series C and Series E shares, Series C preferred shares, treasury shares, JSOP voting ordinary shares, additional paid-in capital, accumulated other comprehensive income and retained earnings.

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| enstargroup.com 10 Summary Earnings Statements Three Months Ended March 31, 2021 March 31, 2020 INCOME Net premiums earned $ 92,876 $ 159,351 Fees and commission income 9,598 7,528 Net investment income 62,089 74,714 Net realized and unrealized losses (20,788) (629,061) Other income 551 20,444 Net gain on sale of subsidiaries 14,894 — 159,220 (367,024) EXPENSES Net incurred losses and LAE (55,507) 43,300 Acquisition costs 34,014 46,043 General and administrative expenses 83,000 98,428 Interest expense 16,179 13,415 Net foreign exchange (gains) losses 2,634 (11,939) 80,320 189,247 EARNINGS (LOSS) BEFORE INCOME TAXES 78,900 (556,271) Income tax benefit 5,982 5,272 Earnings from equity method investments 118,031 12,450 NET EARNINGS (LOSS) FROM CONTINUING OPERATIONS 202,913 (538,549) Net earnings (loss) from discontinued operations, net of income taxes — (2,069) NET EARNINGS (LOSS) 202,913 (540,618) Net (earnings) loss attributable to noncontrolling interest (10,791) 32,722 NET EARNINGS (LOSS) ATTRIBUTABLE TO ENSTAR 192,122 (507,896) Dividends on preferred shares (8,925) (8,925) NET EARNINGS (LOSS) ATTRIBUTABLE TO ENSTAR ORDINARY SHAREHOLDERS $ 183,197 $ (516,821) COMPREHENSIVE INCOME (LOSS) NET EARNINGS (LOSS) $ 202,913 $ (540,618) Other comprehensive income (loss), net of income taxes: Unrealized losses arising during the period, net of reclassification adjustments (99,368) (45,311) Cumulative currency translation adjustment 1,418 (686) Total other comprehensive loss (97,950) (45,997) Comprehensive income (loss) 104,963 (586,615) Comprehensive (income) loss attributable to noncontrolling interest (11,216) 36,892 COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO ENSTAR $ 93,747 $ (549,723)

Earnings Per Share

ENSTAR

	Three Months Ended March 31, 2021	Three Months Ended March 31, 2020
Numerator:		
Earnings (loss) attributable to Enstar ordinary shareholders:		
Net earnings (loss) from continuing operations [1]	$ 183,197	$ (515,600)
Net earnings (loss) from discontinued operations [2]	—	(1,221)
Net earnings (loss) attributable to Enstar ordinary shareholders:	183,197	(516,821)
Denominator:		
Weighted-average ordinary shares outstanding — basic [3]	21,562,341	21,549,844
Effect of dilutive securities:		
Share equivalents:		
Share-based compensation plans [4]	209,324	164,435
Warrants [5]	80,659	65,627
Weighted-average ordinary shares outstanding — diluted	21,852,324	21,779,906
Earnings (loss) per share attributable to Enstar ordinary shareholders:		
Basic:		
Net earnings (loss) from continuing operations	$ 8.50	$ (23.93)
Net earnings (loss) from discontinued operations	—	(0.05)
Net earnings (loss) per ordinary share	$ 8.50	$ (23.98)
Diluted:[6]		
Net earnings (loss) from continuing operations	$ 8.38	$ (23.93)
Net earnings (loss) from discontinued operations	—	(0.05)
Net earnings (loss) per ordinary share	$ 8.38	$ (23.98)

[1] Net earnings (loss) from continuing operations attributable to Enstar ordinary shareholders equals net earnings (loss) from continuing operations, plus net loss (earnings) from continuing operations attributable to noncontrolling interest, less dividends on preferred shares.

[2] Net earnings (loss) from discontinued operations attributable to Enstar ordinary shareholders equals net earnings (loss) from discontinued operations, net of income taxes, plus net loss (earnings) from discontinued operations attributable to noncontrolling interest; refer to Note 3 - "Divestitures, Held-for-Sale Businesses and Discontinued Operations" to our unaudited condensed consolidated financial statements included within Item 1 of our Quarterly Report on Form 10-Q for the three months ended March 31, 2021 for a breakdown.

[3] Weighted-average ordinary shares for basic earnings per share includes ordinary shares (voting and non-voting) but excludes ordinary shares held in the EB Trust in respect of JSOP awards.

[4] Share-based dilutive securities include restricted shares, restricted share units, and performance share units. Certain share-based compensation awards, including the ordinary shares held in the EB Trust in respect of JSOP awards, were excluded from the calculation for the three months ended March 31, 2021 and 2020 because they were anti-dilutive.

[5] Warrants to acquire 175,901 Series C Non-Voting Ordinary Shares for an exercise price of $115.00 per share were exercised on a cashless basis during the three months ended March 31, 2021, which resulted in a total of 89,590 Series C Non-Voting Ordinary Shares being issued in the period. As of March 31, 2021, there were no warrants outstanding following the exercise described. The warrants presented in the table above are a weighted-average of the warrants outstanding for the period.

[6] During a period of loss, the basic weighted average ordinary shares outstanding is used in the denominator of the diluted loss per ordinary share computation as the effect of including potentially dilutive securities would be anti-dilutive.

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| enstargroup.com 12 Non-GAAP Operating Income (1) Represents the net realized and unrealized gains and losses related to fixed maturity securities included in net earnings (loss). Our fixed maturity securities are held directly on our balance sheet and also within the "Funds held - directly managed" balance. Refer to Note 4 - "Investments" to our unaudited condensed consolidated financial statements included within Item 1 of our Quarterly Report on Form 10-Q for the three months ended March 31, 2021 for further details on our net realized and unrealized gains and losses. (2) Represents an aggregation of the tax expense or benefit associated with the specific country to which the pre-tax adjustment relates, calculated at the applicable jurisdictional tax rate. (3) Represents the impact of the adjustments on the net earnings (loss) attributable to noncontrolling interest associated with the specific subsidiaries to which the adjustments relate. (4) Non-GAAP financial measure, refer to the explanatory notes on page 3 for further details. (5) During a period of loss, the basic weighted average ordinary shares outstanding is used in the denominator of the diluted loss per ordinary share computation as the effect of including potentially dilutive securities would be anti-dilutive. Three Months Ended March 31, 2021 2020 Net earnings (loss) attributable to Enstar ordinary shareholders (A) $ 183,197 $ (516,821) Adjustments: Net realized and unrealized losses on fixed maturity investments and funds held - directly managed (1) 206,183 277,561 Change in fair value of insurance contracts for which we have elected the fair value option (75,472) (58,237) Net gain on sale of subsidiaries (14,894) — Net loss from discontinued operations — 2,069 Tax effects of adjustments (2) (16,148) (25,965) Adjustments attributable to noncontrolling interest (3) 864 (16,411) Non-GAAP operating income (loss) attributable to Enstar ordinary shareholders (B) (4) $ 283,730 $ (337,804) Diluted net earnings (loss) per ordinary share $ 8.38 $ (23.98) Adjustments: Net realized and unrealized losses on fixed maturity investments and funds held - directly managed (1) 9.43 12.86 Change in fair value of insurance contracts for which we have elected the fair value option (3.45) (2.70) Net gain on sale of subsidiaries (0.68) — Net loss from discontinued operations — 0.10 Tax effects of adjustments (2) (0.74) (1.20) Adjustments attributable to noncontrolling interest (3) 0.04 (0.76) Diluted non-GAAP operating income (loss) per ordinary share (4) (5) $ 12.98 $ (15.68) Weighted average ordinary shares outstanding: Basic 21,562,341 21,549,844 Diluted 21,852,324 21,779,906 Opening ordinary shareholders’ equity (C) $ 6,164,395 $ 4,332,183 Annualized GAAP return on opening ordinary shareholders’ equity = (A * (4 / # of Quarters) / (C) 11.9% (47.7) %

| enstargroup.com 13 Reserve/Claims Savings (1) Refer to the corresponding note to our consolidated financial statements included within Item 1 of our Quarterly Report on Form 10-Q for the three months ended March 31, 2021 for further details. (2) Non-GAAP financial measure, refer to the explanatory notes on page 4 for further details. Three Months Ended March 31, FS Reference (1) 2021 2020 Reconciliation of reserve/claims savings to GAAP line items in the Run-off segment: Net incurred losses and LAE: Reduction in estimates of net ultimate losses - prior periods (A) Note 8 $ 25,367 $ 27,563 Increase in estimates of net ultimate losses - current period Note 8 (42,690) (7,849) Reduction in provisions for unallocated LAE Note 8 12,698 7,479 Net incurred losses and LAE - Run-off Note 8 $ (4,625) $ 27,193 Other income: Change in estimate of net ultimate defendant A&E liabilities - prior periods (B) Note 9 $ 9,552 $ 24,915 Reduction in estimated future defendant A&E expenses Note 9 2,763 2,028 All other income - Run-off — 820 Other income - Run-off Note 21 $ 12,315 $ 27,763 Reserve/claims savings: total reduction in net ultimate losses (2) = (A) + (B) $ 34,919 $ 52,478

Investment Composition - GAAP

	March 31, 2021		December 31, 2020	
Short-term and fixed maturity investments, trading and AFS and funds held - directly managed				
U.S. government & agency	$ 784,545	4.3 %	$ 951,048	5.5 %
U.K. government	42,797	0.2 %	51,082	0.3 %
Other government	536,447	2.9 %	502,153	2.9 %
Corporate	6,043,130	33.3 %	5,686,732	33.0 %
Municipal	206,671	1.1 %	162,669	0.9 %
Residential mortgage-backed	620,569	3.4 %	553,945	3.2 %
Commercial mortgage-backed	978,742	5.4 %	854,090	4.9 %
Asset-backed	777,652	4.3 %	557,460	3.2 %
Total	9,990,553	54.9 %	9,319,179	53.9 %
Other assets included within funds held - directly managed	6,007	— %	14,627	0.1 %
Equities				
Publicly traded equities	263,122	1.4 %	260,767	1.5 %
Exchange-traded funds	505,042	2.8 %	311,287	1.8 %
Privately held equities	330,404	1.8 %	274,741	1.6 %
Total	1,098,568	6.0 %	846,795	4.9 %
Other investments				
Hedge funds	2,915,114	16.1 %	2,638,339	15.3 %
Fixed income funds	581,696	3.2 %	552,541	3.2 %
Private equity funds	442,602	2.4 %	363,103	2.1 %
Private credit funds	240,202	1.3 %	192,319	1.1 %
Equity funds	5,305	— %	190,767	1.1 %
CLO equity funds	178,150	1.0 %	166,523	1.0 %
CLO equities	134,984	0.7 %	128,083	0.7 %
Other	20,993	0.1 %	12,359	0.1 %
Total	4,519,046	24.8 %	4,244,034	24.6 %
Equity method investments	938,618	5.2 %	832,295	4.8 %
Total investments	16,552,792	90.9 %	15,256,930	88.3 %
Cash and cash equivalents (including restricted cash)	995,693	5.5 %	1,373,116	8.0 %
Funds held by reinsured companies	662,645	3.6 %	635,819	3.7 %
Total investable assets	$ 18,211,130	100.0 %	$ 17,265,865	100.0 %
Duration (in years) [(1)]	4.87		4.82	
Average Credit Rating [(1)]	A+		A+	

[(1)] Calculation includes cash and cash equivalents, short-term investments, fixed maturities and the fixed maturities within our funds held - directly managed portfolios at March 31, 2021 and December 31, 2020.

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| enstargroup.com 15 Investment Performance - GAAP Three Months Ended March 31, 2021 2020 Net investment income: Fixed income securities (1) $ 52,200 $ 63,003 Cash and restricted cash (88) 2,150 Other investments, including equities 13,592 14,056 Less: Investment expenses (3,615) (4,495) Total net investment income $ 62,089 $ 74,714 Net realized gains (losses): Fixed income securities (1) $ 6,930 $ 4,218 Other investments, including equities (791) (1,007) Total net realized gains $ 6,139 $ 3,211 Net unrealized gains (losses): Fixed income securities, trading (1) $ (213,113) $ (281,779) Other investments, including equities 186,186 (350,493) Total net unrealized losses $ (26,927) $ (632,272) Total investment return included in earnings (A) $ 41,301 $ (554,347) Other comprehensive income (loss): Unrealized gains (losses), on fixed income securities, AFS, net of reclassification adjustments excluding foreign exchange (B) (1) $ (105,458) $ (49,637) Total investment return = (A) + (B) $ (64,157) $ (603,984) Annualized income from fixed income assets (2) $ 208,448 $ 260,612 Average aggregate fixed income assets, at cost (2) (3) 11,185,126 10,253,662 Annualized investment book yield 1.86% 2.54 % Average aggregate invested assets, at fair value (3) $ 16,977,225 $ 13,420,887 Investment return included in net earnings 0.24% (4.13) % Total investment return (0.38) % (4.50) % (1) Fixed income securities includes both trading and available-for-sale (“AFS”) short-term and fixed maturity investments as well as funds held - directly managed whereas, fixed income securities, trading excludes AFS investments and fixed income securities, AFS excludes trading investments. (2) Fixed income assets includes fixed income securities and cash and restricted cash. (3) These amounts are an average of the amounts disclosed in our quarterly and annual U.S. GAAP consolidated financial statements.

| enstargroup.com 16 Composition of investable assets March 31, 2021 December 31, 2020 Fixed maturities $ 9,990,553 54.9% $ 9,319,179 54.0 % Equities 839,143 4.6% 830,600 4.8 % Bond/loan funds 850,051 4.7% 763,140 4.4 % Hedge funds 2,915,114 16.0% 2,638,339 15.3 % Private equities 299,413 1.6% 225,921 1.3 % CLO equities 313,134 1.7% 294,606 1.7 % Private credit 351,321 1.9% 298,597 1.7 % Real estate 48,964 0.3% 39,161 0.2 % Other 474 — % 465 — % Cash and cash equivalents (including restricted cash) 995,693 5.4% 1,373,116 8.0 % Funds held 668,652 3.7% 650,446 3.8 % Total managed cash and investments 17,272,512 94.8% 16,433,570 95.2 % Equity method investments 938,618 5.2% 832,295 4.8 % Total investable assets (2) $ 18,211,130 100.0% $ 17,265,865 100.0% (1) Non-GAAP financial measures, refer to the explanatory notes on page 4 for further details. See also Page 17 for a reconciliation to the most directly comparable GAAP measures. (2) Agrees to the total investable assets per GAAP on page 14. Investment Composition - Non-GAAP (1)

| enstargroup.com 17 March 31, 2021 December 31, 2020 Equities - GAAP $ 1,098,568 $ 846,795 Less: Exchange traded funds backed by fixed income securities (211,103) (156,362) Less: Bond fund held in equity format (57,252) (54,248) Plus: Equities held in fund format 5,305 190,767 Plus: Privately held equity in fund format 3,625 3,648 Equities - Non-GAAP 839,143 830,600 Fixed income funds - GAAP 581,696 552,541 Plus: Exchange traded funds backed by fixed income securities 211,103 156,362 Plus: Bond fund held in equity format 57,252 54,237 Bond/loan funds - Non-GAAP 850,051 763,140 Private equity funds - GAAP 442,602 363,103 Less: Private credit held in fund format (111,119) (106,278) Less: Real estate held in fund format (28,445) (27,256) Less: Privately held equity in fund format (3,625) (3,648) Private equities - Non-GAAP 299,413 225,921 CLO equities - GAAP 134,984 128,083 Plus: CLO equity funds 178,150 166,523 CLO equities - Non-GAAP 313,134 294,606 Private credit funds - GAAP 240,202 192,319 Plus: Private credit held in fund format 111,119 106,278 Private credit - Non-GAAP 351,321 298,597 Funds held by reinsured companies - GAAP 662,645 635,819 Plus: Other assets and liabilities in funds held format 6,007 14,627 Funds held - Non-GAAP 668,652 650,446 Real estate - GAAP — — Plus: Real estate held in fund format 28,445 27,256 Plus: Real estate held in other 20,519 11,905 Real estate - Non-GAAP 48,964 39,161 Short-term and fixed maturity investments, trading and AFS and funds held - directly managed (2) 9,990,553 9,319,179 Other 474 465 Cash and cash equivalents (including restricted cash) 995,693 1,373,116 Hedge Funds 2,915,114 2,638,339 Total managed cash and investments 17,272,512 16,433,570 Equity method investments 938,618 832,295 Total investable assets $ 18,211,130 $ 17,265,865 Investment Composition - Non-GAAP Reconciliation (1) (1) Non-GAAP financial measures, refer to the explanatory notes on page 4 for further details. (2) Agrees to fixed maturities - non-GAAP on page 16.

Capital Position & Credit Ratings

Capital position		March 31, 2021		December 31, 2020		Change
Ordinary shareholders' equity	$	6,250,776	$	6,164,395	$	86,381
Series D and E preferred shares		510,000		510,000		—
Total Enstar shareholders' equity (A)		6,760,776		6,674,395		86,381
Noncontrolling interest		12,655		13,609		(954)
Total shareholders' equity (B)		6,773,431		6,688,004		85,427
Senior notes		843,637		843,447		190
Junior subordinated notes		344,878		344,812		66
Revolving credit facility		175,000		185,000		(10,000)
Total debt (C)		1,363,515		1,373,259		(9,744)
Redeemable noncontrolling interest (D)		174,803		365,436		(190,633)
Total capitalization = (B) + (C) + (D)	$	8,311,749	$	8,426,699	$	(114,950)
Total capitalization attributable to Enstar = (A) + (C)	$	8,124,291	$	8,047,654	$	76,637
Debt to total capitalization		16.4 %		16.3 %		0.1 %
Debt and Series D and E Preferred Shares to total capitalization		22.5 %		22.3 %		0.2 %
Debt to total capitalization attributable to Enstar		16.8 %		17.1 %		(0.3)%
Debt and Series D and E Preferred Shares to total capitalization available to Enstar		23.1 %		23.4 %		(0.3)%

Credit ratings [1]	Standard and Poor's	Fitch Ratings
Long-term issuer	BBB (Outlook: Stable)	BBB (Outlook: Stable)
Senior notes	BBB	BBB-
Junior subordinated notes	BB+	BB+
Series D preferred shares	BB+	BB+
Series E preferred shares	BB+	BB+

[1] Credit ratings are provided by third parties, Standard and Poor's and Fitch Ratings, and are subject to certain limitations and disclaimers. For information on these ratings, refer to the rating agencies' websites and other publications.

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Consolidated Results by Segment - Quarter to Date

ENSTAR

	Three Months Ended									
	March 31, 2021					March 31, 2020				
	Run-off	Investments	Legacy Underwriting	Corporate & Other [(1)]	Total	Run-off	Investments	Legacy Underwriting	Corporate & Other [(1)]	Total
INCOME										
Net premiums earned	$ 72,836	$ —	$ 20,040	$ —	$ 92,876	$ 16,030	$ —	$ 143,321	$ —	$ 159,351
Fees and commission income	9,598	—	—	—	9,598	4,985	—	2,543	—	7,528
Net investment income	—	61,331	758	—	62,089	—	64,963	9,751	—	74,714
Net realized and unrealized losses	—	(19,479)	(1,309)	—	(20,788)	—	(574,682)	(54,379)	—	(629,061)
Other income (expense)	12,315	—	(6,518)	(5,246)	551	27,763	—	120	(7,439)	20,444
Net gain of sale of subsidiaries	—	—	—	14,894	14,894	—	—	—	—	—
	94,749	41,852	12,971	9,648	159,220	48,778	(509,719)	101,356	(7,439)	(367,024)
EXPENSES										
Net incurred losses and loss adjustment expenses	4,625	—	4,478	(64,610)	(55,507)	(27,193)	—	105,531	(35,038)	43,300
Acquisition costs	29,037	—	4,977	—	34,014	6,907	—	39,136	—	46,043
General and administrative expenses	27,591	3,540	2,084	49,785	83,000	23,387	3,564	26,058	45,419	98,428
	61,253	3,540	11,539	(14,825)	61,507	3,101	3,564	170,725	10,381	187,771
EARNINGS (LOSS) BEFORE INTEREST EXPENSE, FOREIGN EXCHANGE AND INCOME TAXES	33,496	38,312	1,432	24,473	97,713	45,677	(513,283)	(69,369)	(17,820)	(554,795)
Earnings from equity method investments	—	118,031	—	—	118,031	—	12,450	—	—	12,450
SEGMENT INCOME (LOSS)	33,496	156,343	1,432	24,473	215,744	45,677	(500,833)	(69,369)	(17,820)	(542,345)
Interest expense				(16,179)	(16,179)				(13,415)	(13,415)
Net foreign exchange gains (losses)				(2,634)	(2,634)				11,939	11,939
Income tax benefit				5,982	5,982				5,272	5,272
NET EARNINGS (LOSS) FROM CONTINUING OPERATIONS					202,913					(538,549)
Net earnings (loss) from discontinued operations, net of income taxes				—	—				(2,069)	(2,069)
NET EARNINGS (LOSS)					202,913					(540,618)
Net (earnings) loss attributable to noncontrolling interest				(10,791)	(10,791)				32,722	32,722
NET EARNINGS (LOSS) ATTRIBUTABLE TO ENSTAR					192,122					(507,896)
Dividends on preferred shares				(8,925)	(8,925)				(8,925)	(8,925)
NET EARNINGS (LOSS) ATTRIBUTABLE TO ENSTAR ORDINARY SHAREHOLDERS				(8,074)	183,197				7,704	(516,821)

(1) Net incurred losses and loss adjustment expenses for corporate and other activities includes amortization of deferred charge assets and deferred gain liabilities on retroactive reinsurance contracts and fair value adjustments associated with the acquisition of companies and the changes in the fair value of liabilities related to our assumed retroactive reinsurance agreements for which we have elected the fair value option.

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